Net Income (Loss) Per Share	3 Months Ended
Mar. 31, 2026
Earnings per share [abstract]
Net Income (Loss) Per Share
12.
NET INCOME (LOSS) PER SHARE

The rights of the ordinary shares and special shares are substantially identical, other than voting rights. Basic net income (loss) per share (“Basic EPS”) is computed by dividing net income (loss) attributable to Viking Holdings Ltd by the weighted-average number of ordinary shares and special shares outstanding during each period. To compute diluted net income (loss) per share (“Diluted EPS”), the Group adjusts the weighted-average number of ordinary shares and special shares outstanding during each period by the weighted-average number of ordinary shares that would be issued upon the conversion of dilutive potential ordinary shares to ordinary shares. For the three months ended March 31, 2026 and 2025, potential ordinary shares included share based awards.

The computation of Basic EPS and Diluted EPS is as follows:

	Three Months Ended
	March 31,
	2026	2025
(in USD and thousands, except per share data)
Net loss attributable to Viking Holdings Ltd	$(54,380)	$(105,473)
Weighted-average ordinary shares and special shares - Basic EPS and Diluted EPS	445,883	442,910
Basic EPS and Diluted EPS	$(0.12)	$(0.24)

For the three months ended March 31, 2026 and 2025, the weighted-average number of potential ordinary shares that were not included in the Diluted EPS calculations because they would be anti-dilutive were 1.9 million and 3.0 million, respectively.